Investor Class	Shares	GNKIX
Class A	Shares	GNKAX
Class C	Shares	GNKCX

PROSPECTUS

October 28, 2015

Advised by:

Winch Advisory Services LLC

424 East Wisconsin Avenue

Appleton, WI 54911

www.Ginkgofunds.com                                                  1-855-BUY-GNKO

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	5
Investment Adviser	6
Portfolio Manager	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	9
Temporary Investments	12
Portfolio Holdings Disclosure	12
Cybersecurity	12
MANAGEMENT	13
Investment Adviser	13
Portfolio Manager	13
HOW SHARES ARE PRICED	13
HOW TO PURCHASE SHARES	15
HOW TO REDEEM SHARES	19
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	21
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	22
DISTRIBUTION OF SHARES	23
Distributor	23
Distribution Fees	23
Additional Compensation to Financial Intermediaries	23
Householding	23
FINANCIAL HIGHLIGHTS	24
Notice of Privacy Policy & Practices	25

FUND SUMMARY

Investment Objective: The Fund seeks total return from income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 15 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.40%	1.00%	0.40%
Other Expenses	0.51%	0.51%	0.51%
Acquired Fund Fees and Expenses(1)	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.00%	2.60%	2.00%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$766	$1,166	$1,591	$2,768
C	$263	$808	$1,380	$2,934
Investor	$203	$627	$1,078	$2,327

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 607% of the average value of its portfolio.

1

Principal Investment Strategies:

Investment Philosophy

The Fund's adviser seeks to create a dynamic portfolio based on quantitative technical analysis, proprietary research and risk management techniques. The Fund's security selection philosophy will be focused on a combination of diversification, relatively low expenses, transparency and performance to evaluate traditional securities, exchange-traded funds ("ETFs"), other mutual funds and unregistered private funds (the “Underlying Funds”). The adviser seeks to invest in securities in various market segments that it believes are more attractive on a relative basis. These securities could be more attractive based on momentum, value, growth opportunities, dividends or other circumstances applicable to the valuation of that security. The Fund may have significant exposure to a trend-following discipline designed to systematically adjust the portfolio as market conditions change. This discipline seeks to invest in those securities whose current price trend is rising, while eliminating exposure to those securities whose current price trend is falling, in part to reduce expected downside volatility risk. Additionally, the adviser may focus attention on buying securities that the adviser believes appear to be significantly undervalued. At times the Fund may also have an allocation to securities that the adviser believes will provide the Fund with a relatively high dividend or interest yield.

Investment Strategies

The Fund's adviser selects securities that it believes will provide capital appreciation, income or both using a variety of investment philosophies and strategies. Many of these investment philosophies are based on strategies that the adviser is already managing through investments outside of the Fund. The Fund benefits from the opportunity to use any of these investment strategies in any portion of the Fund's allocation as is deemed appropriate by the Fund's adviser. The investment philosophies and strategies, which the adviser also describes as a "portfolio", include:

•	Momentum Strategy: employs a proprietary quantitative trading strategy that targets equities that have been outperforming the equity markets in recent months.
•	Value Strategy: has a specific focus for buying undervalued securities, with the objective of achieving high growth.
•	Dividend Strategy: focuses on the value investing philosophy, in addition to companies that have a solid history of paying dividends.
•	Broad Market ETF Strategy: utilizes quantitative research to dynamically rotate into and out of the best performing broad-based exchange-traded funds .
•	Growth ETF Strategy: utilizes quantitative research to dynamically rotate into and out of a large variety of ETFs. These ETFs may invest in specific industries and sectors, countries, types of commodities and precious metals, currencies and fixed income.
•	Mutual Fund Strategy: is a quantitative rotational investment strategy that allocates to the highest quality mutual funds from the adviser's designed database of mutual funds.
•	Fixed Income Strategy: Individual bond purchases allow the adviser to handpick some fixed income securities which, in their opinion, have the highest yields with solid risk/return ratios.
•	Alternative Assets Strategy: The Fund may also opportunistically invest in alternative assets, which may include illiquid investments such as hedge funds and private partnerships. Such alternative assets could in turn invest in a wide variety of securities and other investments.

2

The adviser believes that these philosophies and strategies have the flexibility to provide exposure to the best market segments, while managing downside volatility risk through the allocation of Fund assets to fixed income securities, cash and alternative asset securities. The Fund defines alternative asset securities to include Underlying Funds that pursue strategies that are linked to, or deriving their value from commodities, real estate or real estate-related securities, foreign currencies or employing specialized strategies including those linked to stock market volatility. The Fund's portfolio will have a combination of securities selected using any or all of these philosophies and strategies. The allocation to each type of philosophy, strategy or security will vary significantly based on market conditions at that time. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio of securities to achieve the Fund's investment objective.

Investment Securities:

The Fund seeks to achieve its investment objective by investing, directly or through Underlying Funds, primarily in a combination of:

•	equity securities,
•	fixed income securities,
•	cash securities, and
•	alternative asset securities,
•	real-estate-related securities, including real estate investment trusts (“REITs”).

The Fund invests, directly or through Underlying Funds, without restriction as to issuer capitalization, country, credit quality, or a security's currency or maturity.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear directly and indirectly through Underlying Funds.

  Commodity Risk: Investing in the commodities markets through commodity-linked mutual funds or ETFs will subject the Fund to potentially greater volatility than traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or production restrictions.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by Standard & Poor's Ratings Group or another credit rating agency.
  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
3

  Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities decline in the value of fixed income securities.

  Foreign Investment Risk: Foreign investing, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  High-Yield Bond Risk: Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
  Management Risk: The adviser's dependence on its investment philosophies and strategies and judgments about the attractiveness, value and potential appreciation of particular securities and the direction of the security markets may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as global economic growth and market conditions, interest rate levels, and political events affect the US and international securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
  Real Estate Securities Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with both the real estate industry generally and with ownership of real estate and related asset classes.
  REIT Risk: Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
  Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.
  Underlying Fund Risk: Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and also may be higher than other mutual funds that invest directly in securities. Underlying Funds are subject to specific risks, depending on the nature of the fund. Certain private Underlying Funds may be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

4

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for the full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index, and a supplemental index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.Ginkgofunds.com or by calling 1-855-BUY-GNKO.

Investor Class Shares Performance Bar Chart

Calendar Year Ended December 31

Best Quarter Ended:	12/31/13	8.34%
Worst Quarter Ended:	9/30/14	(2.57)%

The total return for Investor Class shares from January 1, 2015 to September 30, 2015 was (10.13)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception of the Fund (9-02-2011)
Investor Class Return before taxes	5.57%	8.08%
Investor Class Return after taxes on distributions	4.10%	7.10%
Investor Class Return after taxes on distributions and sale of Fund shares	3.68%	6.06%
Dow Jones Moderate Portfolio Index	5.35%	9.74%
Citigroup 1-Month U.S. Treasury Bill Index	0.02%	0.03%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

The Dow Jones Moderate Portfolio Index is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

5

Investment Adviser: Winch Advisory Services LLC

Portfolio Manager: Christina V. Winch, Chief Executive Officer of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in each class of shares is $250. The minimum subsequent investment in each class of shares is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

AND RELATED RISKS

Investment Objective

The Fund seeks total return from income and capital appreciation. The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days’ notice to shareholders.

Principal Investment Strategies

The following provides additional information regarding the adviser's investment strategies.

Investment Strategies

The Fund's adviser selects securities that it believes will provide capital appreciation, income or both using a variety of investment philosophies and strategies. Many of these investment philosophies are based on strategies that the adviser is already managing through investments outside of the Fund. The Fund benefits from the opportunity to use any of these investment strategies in any portion of the Fund's allocation as is deemed appropriate by the Fund's adviser. The investment philosophies and strategies, which the adviser also describes as a "portfolio", include:

•	Momentum Strategy: employs a proprietary quantitative trading strategy that focuses on low-priced individual stocks with high liquidity, that have a high potential for capital appreciation over that of the general market. The quantitative analysis targets equities that have been outperforming the equity markets in recent months. The portfolio will hold up to 100% cash, or at times even some inverse securities, when the market is in a significant downward trend. This portfolio is actively managed with trades occurring on a very regular basis.
6

•	Value Strategy: has a specific focus for buying undervalued securities chosen primarily based on the value investing philosophy, with the objective of achieving high growth. The securities bought for this portfolio will only be purchased at what the adviser believes to be low prices. This portfolio generally holds five to ten stocks, from a wide collection of diverse sectors and industries. The stocks in this portfolio will be actively monitored against a targeted stop loss price, to determine when the stocks should be sold.
•	Dividend Strategy: focuses on the value investing philosophy, in addition to companies that the adviser believes have a solid history of paying dividends and strong future prospects. This portfolio generally will hold five to ten stocks, consisting of mostly well-known blue-chip, US-based companies, that have an attractive valuation and dividend yield. In many circumstances, the securities in this portfolio consist of some of the largest stocks from the Dow Jones Industrial Average and the S&P 500 Index that are paying the highest dividends. This investment strategy should have significantly fewer trades than most of the other strategies.
•	Broad Market ETF Strategy: is a cost sensitive portfolio, utilizing quantitative research, which dynamically rotates into and out of top broad market investment styles, broad global regions, commodity classes and different fixed income ETFs. By utilizing a mix of independently diversified ETFs, this strategy obtains access to all sectors, while focusing on what the adviser believes are the best performing broad market regions. This portfolio generally has three to five broad ETF holdings.
•	Growth ETF Strategy: is a cost sensitive portfolio, utilizing quantitative research that dynamically rotates into and out of a large variety of ETFs. These ETFs provide exposure to a variety of specific industries and sectors, country specific portfolios, various types of commodities and precious metals, currencies and fixed income. Additionally this portfolio may invest in securities linked to stock market volatility, leverage or returns inverse to the index on which they are based. These ETFs may also have exposure to options, derivatives, private equity, limited partnerships and other alternative investments. This portfolio may hold a variety of ETFs and exchange-traded notes ("ETNs").
•	Mutual Fund Strategy: is a quantitative rotational investment strategy that allocates to mutual funds from the adviser's designed database of mutual funds. For this strategy the options of mutual funds that could be included in the database are unlimited; through this investment strategy the adviser essentially has the ability to invest in any of the best performing mutual funds in existence. The database includes only what the adviser believes are the highest quality funds in all the major asset classes. By design this strategy will hold mostly equity funds when the market is in an upward trend and will hold mostly fixed income funds at times of market distress.
•	Fixed Income Strategy: Individual bond purchases allow the adviser to handpick some fixed income securities which, in our opinion, have the highest yields with solid risk/return ratios. This is a way to obtain less expected risk than the equity market, while focusing on a few select companies or industries. Diversification, to limit default risk, is a vitally important part of the adviser's strategy in selecting individual bonds. It is also potentially beneficial to diversify interest rate risk, by holding several bonds of varying maturities.
•	Alternative Assets Strategy: The Fund may also opportunistically invest in alternative assets, which may include illiquid investments such as hedge funds and private partnerships. Such alternative assets could in turn invest in a wide variety of securities and other investments.

7

The adviser believes that these philosophies and strategies have the flexibility to provide exposure to the best market segments, while managing downside volatility risk, in part, through the allocation of a portion of Fund assets to fixed income securities, cash and alternative asset securities. The Fund's portfolio will have a combination of securities selected using any or all of these philosophies and strategies. The allocation to each type of philosophy, strategy or security will vary significantly based on market conditions at that time. The Fund has no limitations on the amount that can be allocated to any particular philosophy or strategy. The Fund has no limitations on the amount that can be allocated to equity securities, fixed income securities, cash or alternative assets securities.

Investment Securities

The Fund seeks to achieve its investment objective by investing primarily in a combination of:

•	equity securities,
•	fixed income securities,
•	cash securities, and
•	alternative asset securities, and
•	real estate-related securities, including real estate investment trusts (“REITs”).

The Fund defines equity securities to include: both domestic and foreign securities, such as common and preferred stocks; American Depositary Receipts ("ADRs"); as well as ETFs and open-end investment companies (mutual funds) that invest primarily in equity securities. The Fund invests in common stocks, preferred stocks and ADRs without any restrictions or limitations as to issuer country, market capitalization or currency. The Fund invests in ETFs and mutual funds without any restrictions or limitations as to investment strategy or type of fund, fees or expenses charged by the security, portfolios' allocation to countries or regions, portfolios' capitalization or portfolios' base currency.

The Fund defines fixed income securities as bills, notes, bonds, debentures, certificates of deposit ("CDs"), other evidences of indebtedness and ETFs and mutual funds that invest in the preceding. The Fund may invest in government bonds, government-agency bonds, municipal bonds, CDs, foreign bonds, corporate bonds, high yield bonds, bank debt, convertible securities, loan participations, structured notes or any other fixed income securities. The Fund may invest in fixed income securities that are either investment grade, below investment grade or in default. The Fund invests in fixed income securities without restrictions or limitations as to type of issuer, currency, credit quality or maturity.

The Fund defines cash securities as cash, cash equivalents, FDIC insured accounts, money market securities and money market mutual funds. Under certain market conditions, the Fund may hold a substantial portion of its assets in such cash securities. The Fund has no restrictions or limitations on the type of cash securities that may be used. The Fund has no limit to the amount of cash that it may hold. At times the Fund may hold 100% of assets in cash securities if the adviser believes that the market conditions warrant such an allocation.

The Fund defines alternative asset securities as ETFs, ETNs, mutual funds and private funds (“Underlying Funds”) pursuing strategies that are linked to, or deriving their value from any alternatives such as, but not limited to: commodities, precious metals, currencies; or employing specialized strategies including those linked to stock market volatility, leverage or returns inverse to the index on which they are based. These Underlying Funds may also have exposure to options, derivatives, private equity, limited partnerships, and other alternative investments. Alternative asset securities may also include, but are not limited to, the purchase and/or sale of securities such as options (puts, calls, futures, forwards) and warrants, including any combinations of such securities.

8

The Fund defines real estate-related securities as securities of companies that derive a significant portion of their revenues from the ownership, construction, development, financing, leasing, management and/or sale of commercial, industrial or residential real estate, companies that have a significant portion of their assets invested these types of real estate related companies, including, for example, REITs, or companies that may not participate directly in real estate, but which may present an attractive investment opportunity based on the inherent value of their real estate holdings or exposure, or provide sales, leasing or other strategic services to real estate companies.

The Fund's adviser may engage in active and frequent trading of the Fund's portfolio of securities to achieve the Fund's investment objective.

Principal Investment Risks

The following describes the risks the Fund may bear directly and indirectly through Underlying Funds.

  Commodity Risk: Investing in the commodities markets through commodity-linked Underlying Funds will subject the Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked Underlying Funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
  Credit Risk: There is a risk that issuers will not make interest and or principal payments, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer's financial condition changes or the issuer is likely to default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses, directly or indirectly, in seeking recovery of principal or interest on its portfolio holdings. These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by Standard & Poor's Ratings Group or another credit rating agency.
  Emerging Market Risk: The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

9

  Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  Currency Market Risk: results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.
  High-Yield Bond Risk: Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.
  Management Risk: The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser's allocation of the Fund's assets using its multiple strategies. The adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation or depreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.
  Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests long or short. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
10

  Real Estate Securities Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with both the real estate industry generally and with ownership of real estate and related asset classes.
  REIT Risk: Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
  Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
  Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
  Underlying Fund Risk: Your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and also may be higher than other mutual funds that invest directly in securities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses. Investment in the Fund should be made with the understanding that the ETFs and mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and mutual funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs and mutual funds may, from time to time, temporarily be unavailable, which may further impede the ETFs' and mutual funds' ability to track their applicable indices. Investment advisers of Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value. Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk.

Under certain circumstances, the adviser may invest in "inverse ETFs", which are designed to produce results opposite to market trends. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For

11

example, if a fund's current benchmark is 100% of the inverse of an index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the index goes down 5% then the fund's value should go up 5%). Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the index goes up 5% then the fund's value should go down 5%). Additionally, inverse ETF's may employ leverage, which magnifies the changes in the underlying index upon which they are based. For example, if an inverse ETF's current benchmark is 200% of the inverse of an index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the index goes down 5% then the inverse ETF's value should go up 10%).

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities or money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and their service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

12

MANAGEMENT

Investment Adviser: Winch Advisory Services LLC, located at 424 East Wisconsin Avenue, Appleton, WI 54911, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Fund's investments. The adviser is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. The adviser, or its predecessor entity, has been providing investment advice to individual investors since 1983. As of the date of this Prospectus, the adviser provides investment advice to individual investors and institutional investors such as pension plans, pooled investment vehicles and the Fund. As of June 30, 2015 the adviser had approximately $268.4 million in assets under management.

Pursuant to an Investment Advisory Agreement, the Fund pays the adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets. For the fiscal year ended June 30, 2015, the adviser received an advisory fee in an amount equal to 1.00% of the Fund’s average daily net assets A discussion regarding the basis for the Board of Trustees' renewal of the advisory agreement is available in the Fund's annual shareholder report dated June 30, 2015.

Portfolio Manager:

Christina Winch

Chief Executive Officer

Ms. Winch has served as Chief Executive Officer since founding the adviser in 1983. Ms. Winch earned degrees in English and Finance from Luther College in Decorah, Iowa; and is a graduate of the College of Financial Planning in Denver, Colorado. Ms. Winch is a Certified Financial Planner™. Ms. Winch teaches courses at the University of Wisconsin – Fox Valley and offers frequent seminars and lectures. Previously, Ms. Winch hosted long-running radio and television programs You and Your Finances and she has produced a video series, Financing Your Future. Ms. Winch's articles have been published in numerous trade publications and she is a sought-after speaker who has been featured by USA Today, Wealth Manager Magazine, Financial Advisor Magazine and HSN.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

HOW SHARES ARE PRICED

Shares of the Fund are sold at net asset value ("NAV"). The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

13

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.

For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

14

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Fund. The main differences between the share classes are ongoing fees, minimum investments and sales charges. Class A, Class C and Investor Class shares pay an annual fee of 0.40%, 1.00% and 0.40%, respectively, for distribution expenses pursuant to a plan adopted under Rule 12b-1. Class A shares have a maximum sales charge of 5.75% and the other classes have none; and minimum investment amounts also vary. For information on ongoing distribution fees, see Distribution Fees on page 23 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. All shares classes may not be available for purchase in all states. Class A and Class C shares are not currently available for purchase.

Class A Shares

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. Class A shares pay up to 0.40% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund reserves the right to waive sales charges as described below. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "Distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

15

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
  shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; or
  shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
  Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.
  Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
16

  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer"). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser.

Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

Investor Class Shares

Investor Class shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Investor Class shares pay up to 0.40% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder's investment and may cost more than other types of sales charges.

Minimum and Additional Investment Amounts: The minimum initial investment in each class of shares is $250. The minimum subsequent investment in each class of shares is $50. The Fund reserves the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail Ginkgo Multi-Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail Ginkgo Multi-Strategy Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130
17

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-BUY-GNKO for more information about the Fund's Automatic Investment Plan.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-BUY-GNKO for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

18

Good Order: When making a purchase request, make sure your request is in good order.
"Good order" means your purchase request includes:

•	The name of the Fund,
•	the dollar amount of shares to be purchased,
•	a completed purchase application or investment stub, and
•	check payable to the "Ginkgo Multi-Strategy Fund”.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-BUY-GNKO for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail Ginkgo Multi-Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail Ginkgo Multi-Strategy Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-BUY-GNKO. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

19

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-855-BUY-GNKO for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in "good order". To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	the request must identify your account number;
•	the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

20

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your Class A, Class C or Investor Class account balance falls below $250, the Fund may notify you that, unless the account is brought up to at least $250 within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy";
  rejecting or limiting specific purchase requests;
  rejecting purchase requests from certain investors;
  assessing a redemption fee for short-term trading and
  charging a redemption fee.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or redemptions into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy

21

with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

22

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Fund, has adopted a Master Distribution and Shareholder Servicing Plans for each of its Class A, Class C and Investor Class shares (the "Plans"), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of up to 0.40% of the Fund's average daily net assets attributable to Class A shares, 1.00% of the Fund’s average daily net assets attributable to Class C shares and 0.40% of the Fund’s average daily net assets attributable to Investor Class shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's distributor and other entities are paid pursuant to the Plan for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Fund's adviser and their affiliates may each, at its own expense and out of its their own assets, including its legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-BUY-GNKO on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

23

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s June 30, 2015 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Investor Class
	For the Year Ended June 30, 2015		For the Year Ended June 30, 2014		For the Year Ended June 30, 2013		For the Period Ended June 30, 2012(1)

Net asset value, beginning of period	$ 12.07		$ 11.17		$ 10.11		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.06)		(0.04)		0.09		0.12
Net realized and unrealized
gain (loss) on investments	(0.62)		1.40		1.07		0.11
Total from investment operations	(0.68)		1.36		1.16		0.23

Less distributions from:
Net investment income	-		-		(0.10)		(0.12)
Net realized gains	(0.53)		(0.46)		-		-
Total distributions	(0.53)		(0.46)		(0.10)		(0.12)

Paid-in-Capital From Redemption Fees(2)	0.00	**	0.00	**	0.00	**	0.00	**

Net asset value, end of period	$ 10.86		$ 12.07		$ 11.17		$ 10.11

Total return(3)	(5.91)%		12.50%		11.52%		2.28%	(4)

Net assets, end of period (000s)	$ 33,251		$ 52,795		$ 37,322		$ 30,986

Ratio of expenses to average net
assets(6)	1.91%	(8)	1.93%	(8)	1.89%		2.19%	(5)

Ratio of net investment income (loss)
to average net assets(6,7)	(0.55)%	(8)	(0.31)%	(8)	0.86%		1.46%	(5)

Portfolio Turnover Rate	607%		304%		221%		187%	(4)

(1) Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.
(4) Not Annualized.
(5) Annualized.
(6) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(7) Recognition of net income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Includes interest expense and dividends on securities sold short. Excluding interest expense, the ratio of expenses to average net assets would have been 1.87% and the ratio of net investment loss to average net assets would have been (0.51)% for the year ended June 30, 2015. Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.88% and the ratio of net investment loss to average net assets would have been (0.26)% for the year ended June 30, 2014.
** Per share amount represents less than $0.01 per share.
24

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

25

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•      open an account or deposit money

•      direct us to buy securities or direct us to sell your securities

•      seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•            sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•           affiliates from using your information to market to you.

•           sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
26

GINKGO MULTI-STRATEGY FUND

Adviser	Winch Advisory Services LLC 424 East Wisconsin Avenue Appleton, WI 54911	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated October 28, 2015 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call
1-855-BUY-GNKO or visit www.Ginkgofunds.com. You may also write to:

Ginkgo Multi-Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720